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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANT
                       ---------------------------------


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 10, 1997, which appears on page F-2 of Plains Resources Inc.'s Annual Report on Form 10-K for the year
ended December 31, 1996.   We also consent to the  reference to us under the
heading "Interests of Named Experts and Counsel" in such Registration Statement.



/s/ PRICE WATERHOUSE LLP
--------------------------------


Houston, Texas
May 23, 1997